SARBANES-OXLEY SECTION 302(a) CERTIFICATION

I, Michael M. Salerno, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q/A for the period ended June 30, 2009 of Life Nutrition Products, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 12, 2010
Signature: /s/ Michael M. Salerno
Name: Michael M. Salerno

Chief Executive Officer, Principal Financial Officer & Principal Accounting Officer